UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☐

Filed by a Party other than the Registrant    ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Clearwire Corporation

(Name of Registrant as Specified in Its Charter)

Crest Financial Limited

Crest Investment Company

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SPECIAL MEETING OF STOCKHOLDERS

OF

CLEARWIRE CORPORATION

SUPPLEMENT

TO THE

PROXY STATEMENT

OF

CREST FINANCIAL LIMITED

AND

CREST INVESTMENT COMPANY

SOLICITATION OF PROXIES IN OPPOSITION TO

MATTERS RELATING TO THE PROPOSED MERGER OF

CLEARWIRE CORPORATION WITH SPRINT NEXTEL CORPORATION

This is a supplement (this “Supplement”) to the Proxy Statement (the “Proxy Statement”) first sent or given to stockholders of Clearwire Corporation (“Clearwire”) on or about May 6, 2013 by Crest Financial Limited, a Texas limited partnership (“CFL”), and Crest Investment Company, a Texas corporation (“CIC” and, together with CFL, “Crest”), for use at the special meeting of stockholders of Clearwire originally scheduled to be held on May 21, 2013 and currently scheduled to be reconvened on May 31, 2013, at 10:30 a.m., Pacific Daylight Time at the Highland Center, 14224 Bel-Red Road, Bellevue, WA 98007, and at any continuation, adjournment or postponement thereof (the “Special Meeting”), relating to the proposed merger (the “Proposed Sprint-Clearwire Merger”) of Clearwire with Sprint Nextel Corporation (“Sprint”).

This Supplement is being sent to you because on May 21, 2013, the parties entered into an Amendment (the “Amendment”) to the Agreement and Plan of Merger dated as of December 17, 2012, and amended as of April 18, 2013, by and among Sprint, Collie Acquisition Corp., a wholly-owned subsidiary of Sprint, and Clearwire (as amended from time to time, including as amended by the Amendment, the “Merger Agreement”). Pursuant to the Amendment, the proposed merger consideration payable to the stockholders of Clearwire was increased from $2.97 per share to $3.40 per share (the “Revised Merger Consideration”).

This Supplement provides information about the Amendment and updates the Proxy Statement. The information provided in the Proxy Statement continues to apply, except as described in this Supplement. To the extent information in this Supplement differs from, updates or conflicts with information contained in the Proxy Statement, the information in this Supplement is the more current information and supersedes the information in the Proxy Statement. All references herein to the Proxy Statement shall be deemed to be references to the Proxy Statement, as supplemented by this Supplement, and all references herein to the Clearwire Proxy Statement shall be deemed to be references to the Clearwire Proxy Statement, as supplemented by the supplement to the Clearwire Proxy Statement dated May 22, 2013 (the “Clearwire Supplement”). Notwithstanding the generality of the foregoing, and for the avoidance of doubt only, all references throughout the Proxy Statement to the Merger Agreement shall be deemed to refer to the Merger Agreement, as amended by the Amendment, all references throughout the Proxy Statement to Sprint’s proposed merger consideration shall be deemed to refer to the Revised Merger Consideration, and all references throughout the Proxy Statement to disclosures in the Clearwire Proxy Statement shall be deemed to refer to the corresponding disclosures in the Clearwire Supplement. Capitalized terms used in this Supplement and not otherwise defined herein shall have the same meaning as the terms used in the Proxy Statement.

You should carefully read this Supplement and the entire Proxy Statement to fully understand the Proposed Sprint-Clearwire Merger and the related Clearwire Special Meeting Proposals. The information contained in this Supplement replaces and supersedes any inconsistent information set forth in the Proxy Statement.

The Board of Directors of Clearwire (the “Clearwire Board”) has established the close of business on April 2, 2013 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of, and to vote at, the Special Meeting. A proxy may be given by any person who held shares of Clearwire Common Stock on the Record Date.

We urge you to vote “AGAINST” the Proposed Sprint-Clearwire Merger by voting “AGAINST” all Clearwire Special Meeting Proposals.

For your convenience, we have enclosed a GOLD proxy card with this Supplement. If you have already voted your shares on the GOLD proxy card, you do not need to vote again. Your latest-dated proxy is the only one that counts, so you may return the GOLD proxy card even if you have already delivered any other proxy. Please do not return any white proxy card sent to you by Clearwire. If you have already returned a white proxy card sent to you by Clearwire, that card will be automatically revoked if you complete and return the enclosed GOLD proxy card. Whether or not you plan to attend the Special Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided.

This Supplement is dated May 23, 2013 and is first being sent or given to stockholders of Clearwire on or about May 24, 2013.

This solicitation is being made by Crest and not by or on behalf of the Clearwire Board.

If you have any questions concerning this Supplement or the Proxy Statement or would like additional copies, please contact:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Toll Free: 1-800-949-2583

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE PROPOSED SPRINT-CLEARWIRE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PROPOSED SPRINT-CLEARWIRE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS SUPPLEMENT.

BACKGROUND OF THIS SOLICITATION

The section “Background of the Solicitation“ of the Proxy Statement is updated to add the following events:

On May 3, 2013, Crest filed with the Securities and Exchange Commission (the “SEC”) the Proxy Statement and accompanying proxy card. On May 6, 2013, Crest issued a press release (the “May 6 Press Release”) related to the filing of the Proxy Statement and accompanying proxy card. On or about May 6, 2013, Crest mailed the Proxy Statement and accompanying proxy card, along with a letter (the “May 6 Letter to Stockholders”), to the stockholders of Clearwire. On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) related to the May 6 Press Release and the May 6 Letter to Stockholders. The next day, on May 7, 2013, Crest filed an Amendment No. 10 to the Schedule 13D related to the filing of the Proxy Statement, the May 6 Letter to Stockholders and the May 6 Press Release, disclosing a beneficial ownership of approximately 8.25% of Class A Common Stock.

On May 3, 2013, Mount Kellett Capital Management LP, Highside Capital Management, L.P., Highside Management, LLC, Glenview Capital Management, LLC, Chesapeake Partners Management Co., Inc., C P Management, L.L.C., and certain individuals affiliated with the foregoing entities (the “Stockholder Group”) filed a Schedule 13D, disclosing an agreement of the Stockholder Group to oppose the Proposed Sprint-Clearwire Merger at a price of $2.97 per share and a beneficial ownership of approximately 18.2% of Class A Common Stock. The Stockholder Group is not affiliated with Crest.

On May 8, 2013, Crest filed a Schedule 14A (as Definitive Additional Materials) related to a presentation to stockholders of Clearwire (the “Presentation to Stockholders”). The next day, on May 9, 2013, Crest issued a press release (the “May 9 Press Release”) related to the Presentation to Stockholders. On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) related to the May 9 Press Release and an Amendment No. 11 to the Schedule 13D related to the Presentation to Stockholders and the May 9 Press Release, disclosing a beneficial ownership of approximately 8.25% of Class A Common Stock.

On May 10, 2013, Crest issued a press release (the “May 10 Press Release”). On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) related to the May 10 Press Release. On May 13, 2013, Crest filed an Amendment No. 12 to the Schedule 13D related to the May 10 Press Release, disclosing a beneficial ownership of approximately 8.25% of Class A Common Stock.

On May 16, 2013, Crest sent a letter to stockholders of Clearwire (the “May 16 Letter to Stockholders”) and issued a press release related thereto (the “May 16 Press Release”). On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) related to the May 16 Letter to Stockholders and the May 16 Press Release. The next day, on May 17, 2013, Crest sent a letter to stockholders of Clearwire (the “May 17 Letter to Stockholders”) and issued a press release related thereto (the “May 17 Press Release”). On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) related to the May 17 Letter to Stockholders and the May 17 Press Release and filed an Amendment No. 13 to the Schedule 13D related to the May 16 Letter to Stockholders, the May 16 Press Release, the May 17 Letter to Stockholders and the May 17 Press Release, disclosing a beneficial ownership of approximately 8.25% of Class A Common Stock.

On May 20, 2013, Crest sent a letter to stockholders of Clearwire (the “May 20 Letter to Stockholders”), sent a letter to the Clearwire Board (the “May 20 Letter to the Board”) and issued a press release related to the May 20 Letter to Stockholders and the May 20 Letter to the Board (the “May 20 Press Release”). On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) and an Amendment No. 14 to the Schedule 13D related to the May 20 Letter to Stockholders, the May 20 Letter to the Board and the May 20 Press Release, disclosing a beneficial ownership of approximately 8.25% of Class A Common Stock.

On May 21, 2013, Clearwire adjourned the Special Meeting originally scheduled to be held on that date and announced that the Special Meeting would be reconvened on May 31, 2013.

On May 21, 2013, Crest sent a letter to stockholders of Clearwire (the “May 21 Letter to Stockholders”), sent a letter to the Clearwire Board (the “May 21 Letter to the Board”) and issued a press release related to the May 21 Letter to Stockholders and the May 21 Letter to the Board (the “May 21 Press Release”). On the same date, Crest filed a Schedule 14A (as Definitive Additional Materials) related to the May 21 Letter to Stockholders, the May 21 Letter to the Board and the May 21 Press Release. The next day, on May 22, 2013, Crest filed an Amendment No. 15 to the Schedule 13D related to the May 21 Letter to Stockholders, the May 21 Letter to the Board and the May 21 Press Release, disclosing a beneficial ownership of approximately 8.25% of Class A Common Stock.

On May 22, 2013, Clearwire announced that the parties to the Merger Agreement entered into the Amendment and filed the Clearwire Supplement.

On May 22, 2013, the Stockholder Group filed an Amendment No. 1 to their Schedule 13D, disclosing an agreement of the Stockholder Group to oppose the Proposed Sprint-Clearwire Merger at a price of $3.40 per share and a beneficial ownership of approximately 18.2% of Class A Common Stock.

REASONS TO VOTE “AGAINST” THE CLEARWIRE SPECIAL MEETING PROPOSALS

The following information supplements and, where applicable, replaces the corresponding questions and answers in the section “Reasons To Vote ‘Against’ the Clearwire Special Meeting Proposals” of the Proxy Statement.

Crest continues to solicit proxies from holders of shares of Clearwire Common Stock in opposition to the Proposed Sprint-Clearwire Merger and specifically “AGAINST” each of the Clearwire Special Meeting Proposals.

Merger Agreement Proposal. Crest opposes the Proposed Sprint-Clearwire Merger because Crest believes that it would be better for Clearwire to remain a stand-alone company and explore alternative transactions. This opinion is based upon the following factors:

•

Clearwire should not be locked-up until the contest for control of Sprint between is resolved because both DISH and SoftBank suggested in public statements that ownership of Clearwire is among the primary reasons for their desire to acquire control of Sprint. A rejection of the Proposed Sprint-Clearwire Merger and termination of the Merger Agreement would free Clearwire of the Merger Agreement’s restrictive covenants and would enable it to conduct a direct competitive bidding process for Clearwire.

•

The valuations of the financial advisors of the Clearwire Board, Evercore Group, L.L.C. (“Evercore”), and of its Special Committee, Centerview Partners LLC (“Centerview”), suggested that the implied equity value of Clearwire could be significantly higher than the $3.40 offered by Sprint. According to the Clearwire Supplement, Evercore and Centerview prepared, among other things, discounted cash flow analyses for two sets of projections provided by Clearwire’s management. One set of projections, which each of these advisors referred to as the SCC, was based on the assumption that Sprint will continue to be Clearwire’s only primary wholesale customer. The other set of projections, which each of these advisors referred to as the MCC, was based on the assumption that Clearwire will be able to source additional large wholesale customers in addition to Sprint. These analyses resulted in an implied equity value range of approximately ($1.91) to $3.14 per share based on the SCC and $3.81 to $16.76 per share based on the MCC according to Evercore and approximately ($2.26) to $0.68 per share based on the SCC and $3.23 to $13.92 per share based on the MCC according to Centerview. Other various financial analyses performed by Evercore and Centerview resulted in ranges of an implied equity value of $1.31 to $3.91 per share (according to Evercore) and $1.55 to $3.75 per share (according to Centerview). For more information regarding the financial analyses performed by Evercore and Centerview, please see “Special Factors—Opinion of Financial Advisor to the Special Committee” and “Special Factors—Opinion of Financial Advisor to the Board of Directors” in the Clearwire Supplement.

Other Clearwire Special Meeting Proposals. Crest believes that the other Clearwire Special Meeting Proposals are a group of related proposals whose purpose is to facilitate, or which are conditioned upon the completion of, the Proposed Sprint-Clearwire Merger, which Crest opposes in its present form for the reasons stated in the section “Other Clearwire Special Meeting Proposals” of the Proxy Statement.

Given the reasons described above, Crest believes that Clearwire stockholders would be better off if each of the Clearwire Special Meeting Proposals were voted down. In our opinion, Clearwire’s corporate governance must improve. A vote “AGAINST” each of the Clearwire Special Meeting Proposals would send a firm message to the Clearwire Board and Sprint that Clearwire must pursue a business strategy that creates value for all Clearwire stockholders – not just Sprint.

Use your GOLD proxy card to vote “AGAINST” the Proposed Sprint-Clearwire Merger by voting “AGAINST” each of the Clearwire Special Meeting Proposals.

VOTING PROCEDURES

The following information supplements and, where applicable, replaces the corresponding questions and answers in the section “Voting Procedures” of the Proxy Statement.

To vote “AGAINST” each of the Clearwire Special Meeting Proposals, please sign and date the enclosed GOLD proxy card and return it to D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the Special Meeting and vote in person. The following questions and answers are intended to address briefly some commonly asked questions regarding the Amendment. These questions and answers may not address all questions that may be important to you as a stockholder of Clearwire. Please refer to the remainder of this Supplement and the Proxy Statement, both of which you should read carefully.

Q: Why am I receiving this Supplement and a new GOLD proxy card?

A: You have been sent this Supplement and a new GOLD proxy card because on May 21, 2013, Clearwire, Sprint and Collie Acquisition Corp. entered into the Amendment. This Supplement provides information about the Amendment and updates the Proxy Statement. If you have already voted your shares on the GOLD proxy card, you do not need to vote again. If you have not yet voted, we urge you to vote “AGAINST” the Clearwire Special Meeting Proposals on the GOLD proxy card. If you have already submitted a white proxy card, it is not too late to change your vote—simply sign, date and return the GOLD proxy card. Only your latest dated proxy will be counted.

Q: What is the effect of the Amendment?

A: The effect of the Amendment is to increase the merger consideration payable to holders of Class A Common Stock (other than Sprint, SoftBank, and any of their respective affiliates) from $2.97 per share, without interest, less any applicable withholding tax, to $3.40 per share, without interest, less any applicable withholding tax. A copy of the Amendment is attached as Annex S-A to the Clearwire Supplement. We encourage you to read the Amendment in its entirety.

Q: Has the Proposed Sprint-Clearwire Merger otherwise changed?

A: No. Other than as set forth in the Amendment, the terms of the Proposed Sprint-Clearwire Merger have not changed.

Q: What will I receive if the Proposed Sprint-Clearwire Merger is completed?

A: Upon completion of the Proposed Sprint-Clearwire Merger, you will not own any shares of the capital stock of the surviving corporation. Instead, you will be entitled to receive the Revised Merger Consideration for each share of Class A Common Stock that you own, unless you properly exercise, and do not withdraw, your appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”), with respect to such shares. To exercise your appraisal rights, you must submit a written demand for appraisal to Clearwire before a vote is taken on the Merger Agreement, you must not submit a proxy voting FOR the Merger Agreement Proposal, or otherwise vote FOR the Merger Agreement Proposal, you must hold your shares continuously through the effective time of the Proposed Sprint-Clearwire Merger, and you must otherwise comply with Section 262 of the DGCL.

Q: When and where is the Special Meeting?

A: The Special Meeting of stockholders of Clearwire will be reconvened on May 31, 2013, at 10:30 a.m., Pacific Daylight Time at the Highland Center 14224 Bel-Red Road, Bellevue, WA 98007 unless further adjourned by Clearwire.

Q: Who can vote at the Special Meeting?

A: Stockholders of record as of the close of business on April 2, 2013, the Record Date for the Special Meeting, are entitled to receive notice of, and to vote at, the Special Meeting. Each record holder of shares of Clearwire Common Stock as of the Record Date is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Clearwire Common Stock that such holder owns as of the Record Date.

Q: How do I vote?

A: If you were a stockholder of record as of the Record Date, you may vote your shares on matters presented at the Special Meeting in any of the following ways:

•	in person—you may attend the Special Meeting and cast your vote there; or

•	by proxy—by signing, dating and returning the enclosed GOLD proxy card in the accompanying prepaid reply envelope.

If you are a beneficial owner of Clearwire Common Stock as of the Record Date, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote in person at the Special Meeting, you must have a legal proxy from your bank, brokerage firm or other nominee. The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of Clearwire Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

Q: What if I submitted my vote using a white proxy card?

A: If you previously submitted your vote using a white proxy card, we encourage you to cast your vote using the GOLD proxy card, which will revoke your vote on the white proxy card, at any time prior to the vote on the matters at the Special Meeting or, if the Special Meeting is continued, adjourned or postponed, the date and time of such continued, adjourned or postponed meeting. If you previously submitted a proxy to us by signing and returning a GOLD proxy card, do not sign or return any white proxy card or follow any voting instructions provided by Clearwire unless you intend to change your vote, because only your latest-dated proxy will be counted.

Q: Can I change or revoke my vote?

A: Yes. You have the right to revoke a proxy at any time before it is exercised by:

•	submitting another proxy at a later date through any of the methods available to you, including by signing, dating and returning the enclosed GOLD proxy card; or

•

delivering a written revocation to (a) D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, or (b) the Corporate Secretary of Clearwire, which must be filed with the Corporate Secretary of Clearwire by the time the Special Meeting begins; or

•	attending the Special Meeting and voting in person.

If your shares of Clearwire Common Stock are held in street name by your bank, broker or other nominee, please refer to the information forwarded by your bank, broker or other nominee for procedures on changing or revoking your proxy.

Only your last submitted proxy card will be considered. Please cast your vote “AGAINST” each of the Clearwire Special Meeting Proposals, following the instructions in your GOLD proxy card, as promptly as possible. You do not need to contact Clearwire to revoke any previously granted proxy you may have given by submitting a white proxy card. Your submission of your vote via the instructions in your GOLD proxy card is sufficient to revoke white proxy card.

Q: What should I do if I have already voted?

A. If you have already voted your shares on the GOLD proxy card, you do not need to vote again. If you have not yet voted, we urge you to vote “AGAINST” the Clearwire Special Meeting Proposals on the GOLD proxy card. If you have already submitted a white proxy card, it is not too late to change your vote — simply sign, date and return the GOLD proxy card. Only your latest dated proxy will be counted.

Q. Who can help answer my other questions?

A. If you have additional questions about the Proposed Sprint-Clearwire Merger, need assistance in submitting your proxy or voting your shares of Clearwire Common Stock, or need additional copies of the Proxy Statement or the GOLD proxy card, please contact:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Toll Free: 1-800-949-2583

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplement and the Proxy Statement, and the documents referred to or incorporated by reference into this Supplement and the Proxy Statement, are “forward-looking statements” including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. Important factors that could cause actual results to differ materially from the expectations set forth in this Supplement and the Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” in Clearwire’s Annual Report on Form 10-K for the year ended December 31, 2012 and under the section entitled “Considerations Relating to the Merger; Certain Effects on the Company if the Merger is not Completed” in the Clearwire Proxy Statement. Such forward-looking statements should therefore be construed in light of such factors, and Crest is under no obligation, and expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

OTHER INFORMATION

The information concerning Clearwire and the Proposed Sprint-Clearwire Merger contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Crest has no knowledge that would indicate that statements relating to Clearwire or the Proposed Sprint-Clearwire Merger contained in this Supplement and the Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date it has not had access to the full books and records of Clearwire, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements.

Pursuant to Rule 14a-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, reference is made to the Clearwire Proxy Statement, as supplemented by the Clearwire Supplement, for information concerning the Merger Agreement, the Amendment and related documents (including the Sprint Note Purchase Agreement), the Proposed Sprint-Clearwire Merger, financial information regarding Clearwire, the Clearwire Special Meeting Proposals, shares of Clearwire Common Stock, the beneficial ownership of shares of Clearwire Common Stock by the principal holders thereof, appraisal rights of holders of Clearwire Common Stock, other information concerning Clearwire’s management and certain other matters regarding Clearwire and the Special Meeting. Crest assumes no responsibility for the accuracy or completeness of any such information.

GOLD PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL

MEETING:

THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.DFKING.COM/CLWR

i If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. i

GOLD PROXY CARD

THIS PROXY IS SOLICITED BY

CREST FINANCIAL LIMITED AND CREST INVESTMENT COMPANY

AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF CLEARWIRE

FOR THE SPECIAL MEETING OF STOCKHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY

The undersigned stockholder(s) hereby of Clearwire Corporation (“Clearwire”) acknowledge(s) receipt of the Proxy Statement and the Supplement of Crest Financial Limited and Crest Investment Company (collectively, “Crest”), dated May 3, 2013 and May 23, respectively, and the undersigned stockholder(s) hereby revoke(s) all prior proxies delivered in connection with the Special Meeting of stockholders of Clearwire originally scheduled to be held on May 21, 2013 and currently scheduled to be reconvened at 10:30 a.m. PDT on May 31, 2013, at Highland Center, 14224 Bel-Red Road, Bellevue, WA 98007, and any adjournments or postponements thereof (the “Special Meeting”). The undersigned stockholder(s) hereby appoint(s) Edward McCarthy and Kai Haakon E. Liekefett, and each of them singly, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of Clearwire that the stockholder(s) is/are entitled to vote at the Special Meeting.

EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED THIS PROXY CARD, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS. THIS PROXY WILL REVOKE (OR BE USED BY THE PROXIES TO REVOKE) ANY PRIOR PROXY DELIVERED IN CONNECTION WITH THE PROPOSALS SET FORTH HEREIN TO THE EXTENT IT IS VOTED AT THE SPECIAL MEETING AS STIPULATED BELOW. BY EXECUTING THIS GOLD PROXY CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

Signature

Signature (Capacity)

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the undersigned stockholder is a corporation, please give full corporate name by authorized officers, giving full title as such. If the undersigned is a partnership, please sign in partnership name by authorized person, giving full title as such.

CLEARWIRE CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY

CREST FINANCIAL LIMITED AND CREST INVESTMENT COMPANY

AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF CLEARWIRE

FOR THE SPECIAL MEETING OF STOCKHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY

i If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing. i

GOLD PROXY CARD

Crest recommends you vote “AGAINST” Proposals 1 through 5.

1.	Adoption of the Agreement and Plan of Merger, dated as of December 17, 2012, as amended from time to time, which we refer to as the Merger Agreement, by and among Sprint Nextel Corporation (“Sprint”), Collie Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Sprint, and Clearwire.

☐  FOR             ☐  AGAINST            ☐  ABSTAIN

2.	The approval of the Charter Amendment Proposal:

2A. Amendment to Clearwire’s amended and restated certificate of incorporation to increase Clearwire’s authorized shares of Class A common stock, par value $0.0001 per share, which we refer to as the Class A Common Stock, by 1,019,162,522 shares.

☐  FOR             ☐  AGAINST            ☐   ABSTAIN

2B. Amendment to Clearwire’s amended and restated certificate of incorporation to increase Clearwire’s authorized shares of Class B common stock, par value $0.0001 per share, which we refer to as the Class B Common Stock, by 1,019,162,522 shares.

☐  FOR             ☐  AGAINST            ☐   ABSTAIN

3.	The approval of the NASDAQ Authorization Proposal:

3A. Authorization of the issuance of the Class A Common Stock that may be issued upon exchange of Clearwire Communications, LLC’s and Clearwire Finance, Inc.’s 1.00% Exchangeable Notes due 2018, or issued upon the exchange of the Class B Interests issued upon exchange of the 1.00% Exchangeable Notes due 2018 in accordance with Rule 5635(d) of the NASDAQ Listing Rules.

☐  FOR             ☐  AGAINST            ☐   ABSTAIN

3B. Authorization of the issuance of the Class B Common Stock that may be issued upon exchange of Clearwire Communications, LLC’s and Clearwire Finance, Inc.’s 1.00% Exchangeable Notes due 2018 in accordance with Rule 5635(d) of the NASDAQ Listing Rules.

☐  FOR             ☐  AGAINST            ☐   ABSTAIN

4.	Adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the Charter Amendment Proposal or the NASDAQ Authorization Proposal.

☐  FOR             ☐  AGAINST            ☐  ABSTAIN

5.	Advisory approval vote on certain compensation arrangements for Clearwire’s named executive officers in connection with the merger.

☐  FOR             ☐  AGAINST            ☐   ABSTAIN